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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                January 31, 2005
                          ____________________________

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


              000-50421                                 06-1672840
      (Commission File Number)                (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
     (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
     Securities Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
     Securities Act (17 CFR 240.13e-2(c))

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Item 5.02  Resignation of Principal Officer; Appointment of Principal Officer.

     As previously announced, C. William Frank, Chief Financial Officer of Conn's, Inc., retired from the Company effective as of the close of business on January 31, 2005, and David L. Rogers, formerly the Company's Chief Financial Officer Designate, became our Chief Financial Officer effective on C. William Frank's retirement. The information regarding Mr. Rogers required by Item 5.02(c)(2) was contained in our Current Report on Form 8-K filed September 2, 2004, and is incorporated herein by reference.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CONN'S, INC.


Date: February 2, 2005                           By: /s/ David L. Rogers
                                                     ---------------------------
                                                     David L. Rogers
                                                     Chief Financial Officer





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